Exhibit 99.2

Supplemental Information

Second Quarter 2004

July 14, 2004

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation

Results Overview

2nd Quarter 2004 Results

•	Net income of $3.85 billion or $1.86 per diluted share includes results from FleetBoston acquisition.

Excluding merger and restructuring charges of $125 million, $83 million after tax, earnings were $1.90 per diluted share.

Prior period results on a GAAP basis under purchase accounting rules do not include FleetBoston history.

•	Results include $125 million merger and restructuring charges, or $0.04 after tax.

•	Revenue of $13.0 billion increased 37% from 1Q04 on a reported basis. On a combined basis, revenue increased 3%.

•	Noninterest expense of $7.2 billion increased 33% from 1Q04 on a reported basis and includes a pre-tax merger charge of $125 million.

On a combined basis, noninterest expense, excluding the merger charge, decreased 6%.

•	Current quarter includes $300 million litigation costs while 1Q04 included $425 million mutual fund settlement charges.

•	Current quarter includes an estimated $206 million in merger cost saves.

•	Securities gains in the quarter were $795 million as the company repositioned from lower to higher coupon mortgages. Security gains for 1Q04 were $495 million on a reported basis and $544 million on a combined basis.

•	Provision expense of $789 million increased 26% from 1Q04 on a reported basis as well as on a combined basis as Fleet reported no provision expense in the 1Q04.

•	Credit quality trends in 2Q04 continue to show improvement in commercial and large corporate businesses, while consumer businesses remain stable and are performing well.

•	Nonperforming assets of $3.18 billion, or 0.64% of loans, leases and foreclosed properties, increased $694 million on a reported basis. On a combined basis, nonperforming assets declined $527 million from 1Q04 levels.

•	Net loan charge-offs were $829 million, or 0.67% of average loans and leases. This compares to reported 1Q04 net charge-offs of $720 million or 0.77% of average loans and leases. On a combined basis, net charge-offs declined $124 million from $953 million, or 0.76% of average loans and leases.

•	Second quarter business highlights presented on a combined basis include:

•	Product sales in the banking centers increased 32% from a year ago.

•	Average core retail deposits grew $14 billion, or 4%, from the prior quarter.

•	Net new checking accounts grew by 575,000 during the quarter including 43,000 in the former Fleet franchise.

•	Net new savings accounts grew by 740,000 during the quarter, including 63,000 in the former Fleet franchise.

•	Opened 1.5 million new credit card accounts during 2Q04.

•	Middle market loans continue steady growth.

•	Record investment banking revenue led by strength in leveraged loan syndications.

•	Online banking now includes more than 11.2 million active online banking customers with 4.5 million of these customers paying more than $21 billion in bills online quarterly.

•	Merger integration ahead of schedule.

•	All key consumer and commercial market executives in the Northeast are in place and trained.

•	Bank of America Spirit rolled out to New England banking centers in June.

•	Loan Solutions mortgage platform rolled out to Connecticut stores and will be fully implemented in the Northeast by end of 3Q.

•	Re-issuance of Fleet credit and debit cards will begin in 3Q04 and will be completed by end of 1Q05.

•	Sign changes in the Northeast will start in 3Q04 and will be completed by end of 2004.

•	Accounting back-office systems conversions are expected to be completed during 3Q04.

•	Model Bank scheduled implementation is 2Q05.

Bank of America Corporation

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Year-to- Date 2004	Year-to- Date 2003	Second Quarter 2004	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003
Income statement
Total revenue	$22,539	$18,529	$13,021	$9,518	$9,635	$9,750	$9,627
Provision for credit losses	1,413	1,605	789	624	583	651	772
Gains on sales of debt securities	1,290	569	795	495	139	233	296
Noninterest expense	12,618	9,790	7,201	5,417	5,288	5,077	5,065
Income tax expense	3,268	2,541	1,977	1,291	1,177	1,333	1,348
Net income	6,530	5,162	3,849	2,681	2,726	2,922	2,738
Diluted earnings per common share	3.70	3.39	1.86	1.83	1.83	1.92	1.80
Average diluted common shares issued and outstanding	1,765,519	1,524,715	2,065,645	1,466,701	1,489,481	1,519,641	1,523,306
Dividends paid per common share	$1.60	$1.28	$0.80	$0.80	$0.80	$0.80	$0.64
Performance ratios
Return on average assets	1.34%	1.40%	1.40%	1.27%	1.39%	1.48%	1.42%
Return on average common shareholders’ equity	18.53	20.90	16.63	22.16	22.42	23.74	21.86
Book value per share of common stock	$47.01	$34.06	$47.01	$33.71	$33.26	$33.83	$34.06
Market price per share of common stock:
High closing price for the period	$85.44	$79.89	$85.44	$82.76	$82.50	$83.53	$79.89
Low closing price for the period	77.17	65.63	77.17	78.30	72.85	74.87	68.00
Closing price	84.62	79.03	84.62	80.98	80.43	78.04	79.03
Market capitalization	171,891	118,254	171,891	117,056	115,911	116,236	118,254
Number of banking centers	5,790	4,200	5,790	4,272	4,277	4,211	4,200
Number of ATMs	16,696	13,250	16,696	13,168	13,241	13,120	13,250
Full-time equivalent employees	177,986	132,796	177,986	134,374	133,549	132,749	132,796

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data

	Year-to- Date 2004	Year-to- Date 2003	Second Quarter 2004	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003
Net interest income	$13,721	$10,885	$7,751	$5,970	$5,745	$5,477	$5,524
Total revenue	22,878	18,840	13,191	9,687	9,794	9,923	9,786
Net interest yield	3.26%	3.42%	3.29%	3.22%	3.39%	3.22%	3.33%
Efficiency ratio	55.15	51.96	54.59	55.92	53.98	51.16	51.76

Reconciliation to GAAP financial measures

Supplemental financial data presented on an operating basis is a basis of presentation not defined by GAAP (generally accepted accounting principles) that excludes merger and restructuring charges. We believe that the exclusion of the merger and restructuring charges, which represent events outside of our normal operations, provides a meaningful period-to-period comparison and is more reflective of normalized operations.

Shareholder value added (SVA) is a key measure of performance not defined by GAAP that is used in managing our growth strategy orientation and strengthening our focus on generating long-term growth and shareholder value. SVA is used in measuring performance of our different business units and is an integral component for allocating resources. Each business segment has a goal for growth in SVA reflecting the individual segment's business and customer strategy.

Other companies may define or calculate supplemental financial data differently. See the Tables below for supplemental financial data and corresponding reconciliation to GAAP financial measures for year-to-date ended June 30, 2004 and 2003, and the quarters ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003 and June 30, 2003.

Reconciliation of net income to operating earnings

	Year-to- Date 2004	Year-to- Date 2003	Second Quarter 2004	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003
Net income	$6,530	$5,162	$3,849	$2,681	$2,726	$2,922	$2,738
Merger and restructuring charges	125	—	125	—	—	—	—
Related income tax benefit	(42)	—	(42)	—	—	—	—

Operating earnings	$6,613	$5,162	$3,932	$2,681	$2,726	$2,922	$2,738

Operating Basis
Diluted earnings per common share	$3.74	$3.39	$1.90	$1.83	$1.83	$1.92	$1.80
Return on average assets	1.36%	1.40%	1.43%	1.27%	1.39%	1.48%	1.42%
Return on avg common shareholders' equity	18.77	20.99	16.99	22.16	22.42	23.74	21.86
Efficiency ratio	54.61	51.96	53.64	55.92	53.98	51.16	51.76
Reconciliation of net income to shareholder value added
Net income	$6,530	$5,162	$3,849	$2,681	$2,726	$2,922	$2,738
Amortization of intangibles	255	108	201	54	54	55	54
Merger and restructuring charges,
net of tax benefit	83	—	83	—	—	—	—
Capital charge	(3,872)	(2,716)	(2,542)	(1,330)	(1,337)	(1,353)	(1,378)

Shareholder value added	$2,996	$2,554	$1,591	$1,405	$1,443	$1,624	$1,414

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Year-to- Date 2004	Year-to- Date 2003	Second Quarter 2004	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003	Second Quarter 2003
Interest income
Interest and fees on loans and leases	$12,786	$10,760	$7,237	$5,549	$5,580	$5,328	$5,412
Interest on debt securities	3,119	1,742	1,907	1,212	726	600	988
Federal funds sold and securities purchased under agreements to resell	847	387	413	434	506	480	193
Trading account assets	2,020	2,049	1,011	1,009	911	975	1,007
Other interest income	808	782	440	368	345	472	395

Total interest income	19,580	15,720	11,008	8,572	8,068	7,855	7,995

Interest expense
Deposits	2,735	2,452	1,529	1,206	1,178	1,278	1,269
Short-term borrowings	1,777	967	1,037	740	537	447	514
Trading account liabilities	632	624	298	334	317	345	316
Long-term debt	1,054	1,103	563	491	450	481	531

Total interest expense	6,198	5,146	3,427	2,771	2,482	2,551	2,630

Net interest income	13,382	10,574	7,581	5,801	5,586	5,304	5,365

Noninterest income
Service charges	3,199	2,724	1,783	1,416	1,436	1,458	1,370
Investment and brokerage services	1,594	1,158	972	622	619	594	610
Mortgage banking income	508	964	299	209	292	666	559
Investment banking income	951	866	547	404	458	412	488
Equity investment gains (losses)	217	(25)	84	133	215	25	43
Card income	1,951	1,443	1,156	795	815	794	762
Trading account profits	416	207	413	3	27	175	93
Other income	321	618	186	135	187	322	337

Total noninterest income	9,157	7,955	5,440	3,717	4,049	4,446	4,262

Total revenue	22,539	18,529	13,021	9,518	9,635	9,750	9,627
Provision for credit losses	1,413	1,605	789	624	583	651	772
Gains on sales of debt securities	1,290	569	795	495	139	233	296
Noninterest expense
Personnel	6,401	5,154	3,639	2,762	2,697	2,595	2,695
Occupancy	1,109	970	621	488	514	522	498
Equipment	579	537	318	261	263	252	253
Marketing	648	468	367	281	268	249	238
Professional fees	327	406	180	147	224	214	281
Amortization of intangibles	255	108	201	54	54	55	54
Data processing	614	528	330	284	301	275	262
Telecommunications	334	261	183	151	158	152	137
Other general operating	2,226	1,358	1,237	989	809	763	647
Merger and restructuring charges	125	—	125	—	—	—	—

Total noninterest expense	12,618	9,790	7,201	5,417	5,288	5,077	5,065

Income before income taxes	9,798	7,703	5,826	3,972	3,903	4,255	4,086
Income tax expense	3,268	2,541	1,977	1,291	1,177	1,333	1,348

Net income	$6,530	$5,162	$3,849	$2,681	$2,726	$2,922	$2,738

Net income available to common shareholders	$6,524	$5,160	$3,844	$2,680	$2,725	$2,921	$2,737

Per common share information
Earnings	$3.76	$3.45	$1.89	$1.86	$1.86	$1.96	$1.83

Diluted earnings	$3.70	$3.39	$1.86	$1.83	$1.83	$1.92	$1.80

Dividends paid	$1.60	$1.28	$0.80	$0.80	$0.80	$0.80	$0.64

Average common shares issued and outstanding	1,735,758	1,496,827	2,031,192	1,440,153	1,463,247	1,490,103	1,494,094

Average diluted common shares issued and outstanding	1,765,519	1,524,715	2,065,645	1,466,701	1,489,481	1,519,641	1,523,306

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Consolidated Balance Sheet

(Dollars in millions)	June 30 2004	March 31 2004	June 30 2003
Assets
Cash and cash equivalents	$31,789	$22,296	$25,220
Time deposits placed and other short-term investments	10,418	8,561	6,790
Federal funds sold and securities purchased under agreements to resell	81,437	73,057	64,314
Trading account assets	85,972	75,004	66,947
Derivative assets	32,241	36,488	38,587
Debt securities:
Available-for-sale	166,175	139,546	112,646
Held-to-maturity, at cost	478	242	279

Total debt securities	166,653	139,788	112,925

Loans and leases	498,481	375,968	360,305
Allowance for loan and lease losses	(8,767)	(6,080)	(6,366)

Loans and leases, net of allowance	489,714	369,888	353,939

Premises and equipment, net	7,797	6,076	5,899
Mortgage banking assets	3,005	2,184	1,748
Goodwill	44,672	11,468	11,426
Core deposit intangibles and other intangibles	3,922	854	1,010
Other assets	79,582	70,348	80,849

Total assets	$1,037,202	$816,012	$769,654

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$154,061	$121,629	$132,851
Interest-bearing	369,446	267,850	256,602
Deposits in foreign offices:
Noninterest-bearing	5,499	2,805	2,206
Interest-bearing	46,407	43,308	30,276

Total deposits	575,413	435,592	421,935

Federal funds purchased and securities sold under agreements to repurchase	119,264	115,434	104,821
Trading account liabilities	29,689	27,402	27,708
Derivative liabilities	20,519	24,321	23,435
Commercial paper and other short-term borrowings	69,495	64,621	43,584
Accrued expenses and other liabilities (includes $486, $401 and $475 of Reserve for unfunded lending commitments)	28,682	18,635	29,418
Long-term debt	98,319	81,231	61,681
Trust preferred securities	—	—	6,056

Total liabilities	941,381	767,236	718,638

Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and
outstanding 2,292,013; 1,239,563 and 1,306,463 shares	322	53	56
Common stock, $0.01 par value; authorized - 7,500,000,000 shares; issued and
outstanding 2,031,328,433; 1,445,487,313; and 1,496,314,280 shares	45,654	14	15
Retained earnings	54,045	51,823	51,374
Accumulated other comprehensive loss	(3,862)	(2,743)	(251)
Other	(338)	(371)	(178)

Total shareholders’ equity	95,821	48,776	51,016

Total liabilities and shareholders’ equity	$1,037,202	$816,012	$769,654

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Capital Management

(Dollars in millions)

	2Q04*	1Q04	4Q03	3Q03	2Q03
Tier 1 capital	$61,882	$45,515	$44,050	$46,094	$45,192
Total capital	89,268	67,484	66,651	67,991	66,843
Risk-weighted assets	754,386	588,770	561,294	558,472	559,324
Tier 1 capital ratio	8.20%	7.73%	7.85%	8.25%	8.08%
Total capital ratio	11.83	11.46	11.87	12.17	11.95
Ending equity / ending assets	9.24	5.98	6.52	6.84	6.63
Ending capital / ending assets	10.13	6.72	7.34	7.69	7.42
Average equity / average assets	8.42	5.73	6.19	6.22	6.49
Leverage ratio	5.83	5.43	5.73	5.95	5.92

*	Preliminary data on risk-based capital

Share Repurchase Program

25 million common shares were repurchased in the second quarter of 2004 as a part of ongoing share repurchase programs.

78 million shares remain outstanding under the 2004 authorized program.

610 million shares were issued in the second quarter of 2004, with 593 million issued due to the Fleet acquistion.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Second Quarter 2004			First Quarter 2004			Second Quarter 2003
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$14,384	$59	1.65%	$12,268	$48	1.57%	$7,888	$39	1.99%
Federal funds sold and securities purchased under agreements to resell	124,383	413	1.33	113,761	434	1.53	70,054	194	1.11
Trading account assets	104,391	1,027	3.94	105,033	1,023	3.90	99,129	1,022	4.13
Debt securities	159,797	1,925	4.82	99,755	1,223	4.91	94,017	1,005	4.28
Loans and leases(1):
Commercial - domestic	123,970	1,843	5.98	90,946	1,511	6.68	95,089	1,690	7.13
Commercial - foreign	18,144	237	5.24	10,753	95	3.57	13,528	125	3.70
Commercial real estate - domestic	29,920	313	4.20	19,491	207	4.27	20,039	218	4.36
Commercial real estate - foreign	391	4	4.26	324	3	3.63	305	3	3.95
Commercial lease financing	20,086	237	4.72	9,459	95	4.00	10,108	101	3.98

Total commercial	192,511	2,634	5.50	130,973	1,911	5.87	139,069	2,137	6.16

Residential mortgage	173,158	2,284	5.29	141,898	1,960	5.53	120,754	1,703	5.64
Home equity lines	40,424	450	4.48	24,379	262	4.31	22,763	263	4.64
Direct/Indirect consumer	39,763	540	5.44	34,045	464	5.49	32,248	495	6.17
Consumer finance	8,142	169	8.32	7,479	120	6.42	9,234	154	6.69
Credit card	43,160	1,167	10.88	35,303	870	9.92	26,211	690	10.56

Total consumer	304,647	4,610	6.07	243,104	3,676	6.07	211,210	3,305	6.27

Total loans and leases	497,158	7,244	5.85	374,077	5,587	6.00	350,279	5,442	6.23

Other earning assets	44,877	510	4.57	38,817	426	4.41	42,133	452	4.30

Total earning assets(2)	944,990	11,178	4.75	743,711	8,741	4.72	663,500	8,154	4.92

Cash and cash equivalents	30,320			23,187			23,203
Other assets, less allowance for loan and lease losses	132,997			82,729			88,381

Total assets	$1,108,307			$849,627			$775,084

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$35,864	$31	0.34%	$26,159	$17	0.27%	$24,420	$35	0.58%
NOW and money market deposit accounts	233,702	488	0.84	155,835	321	0.83	146,284	295	0.81
Consumer CDs and IRAs	93,017	587	2.54	75,341	567	3.03	69,506	742	4.28
Negotiable CDs, public funds and other time deposits	4,737	66	5.62	5,939	74	5.01	12,912	45	1.41

Total domestic interest-bearing deposits	367,320	1,172	1.28	263,274	979	1.50	253,122	1,117	1.77

Foreign interest-bearing deposits(3):
Banks located in foreign countries	18,945	287	6.10	18,954	171	3.62	16,150	87	2.16
Governments and official institutions	5,739	23	1.58	4,701	19	1.63	2,392	8	1.42
Time, savings and other	29,882	47	0.64	21,054	37	0.71	19,209	57	1.18

Total foreign interest-bearing deposits	54,566	357	2.63	44,709	227	2.04	37,751	152	1.61

Total interest-bearing deposits	421,886	1,529	1.46	307,983	1,206	1.57	290,873	1,269	1.75

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	243,079	1,038	1.72	203,398	739	1.46	152,722	514	1.35
Trading account liabilities	31,620	297	3.78	34,543	335	3.90	38,610	316	3.28
Long-term debt(4)	96,395	563	2.34	78,852	491	2.49	68,927	531	3.08

Total interest-bearing liabilities(2)	792,980	3,427	1.74	624,776	2,771	1.78	551,132	2,630	1.91

Noninterest-bearing sources:
Noninterest-bearing deposits	160,419			117,092			114,434
Other liabilities	61,642			59,073			59,249
Shareholders’ equity	93,266			48,686			50,269

Total liabilities and shareholders’ equity	$1,108,307			$849,627			$775,084

Net interest spread			3.01			2.94			3.01
Impact of noninterest-bearing sources			0.28			0.28			0.32

Net interest income/yield on earning assets		$7,751	3.29%		$5,970	3.22%		$5,524	3.33%

(1)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.

(2)	Interest income includes the impact of interest rate risk management contracts, which increased interest income on the underlying assets $659 and $715 in the second and first quarters of 2004, respectively, and $587 in the second quarter of 2003. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $333 and $183 in the second and first quarters of 2004, respectively, and $28 in the second quarter of 2003. These amounts were substantially offset by corresponding decreases in the interest paid on the underlying liabilities.

(3)	Primarily consists of time deposits in denominations of $100,000 or more.

(4)	Includes long-term debt related to trust preferred securities.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Six Months Ended June 30
	2004			2003
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$13,326	$107	1.61%	$7,440	$82	2.22%
Federal funds sold and securities purchased under agreements to resell	119,072	847	1.43	63,997	388	1.22
Trading account assets	104,712	2,050	3.92	99,107	2,075	4.20
Debt securities	129,776	3,148	4.85	80,178	1,774	4.43
Loans and leases(1):
Commercial - domestic	107,457	3,354	6.28	96,473	3,457	7.23
Commercial - foreign	14,449	332	4.62	13,935	248	3.59
Commercial real estate - domestic	24,706	520	4.23	19,997	433	4.36
Commercial real estate - foreign	357	7	3.98	303	6	3.92
Commercial lease financing	14,773	332	4.49	10,213	203	3.98

Total commercial	161,742	4,545	5.65	140,921	4,347	6.22

Residential mortgage	157,528	4,244	5.40	117,243	3,285	5.62
Home equity lines	32,402	712	4.42	22,908	531	4.67
Direct/Indirect consumer	36,904	1,004	5.47	31,824	998	6.32
Consumer finance	7,810	289	7.41	9,635	325	6.79
Credit card	39,232	2,037	10.44	25,452	1,333	10.57

Total consumer	273,876	8,286	6.07	207,062	6,472	6.28

Total loans and leases	435,618	12,831	5.91	347,983	10,819	6.26

Other earning assets	41,846	936	4.49	39,730	893	4.52

Total earning assets(2)	844,350	19,919	4.73	638,435	16,031	5.05

Cash and cash equivalents	26,754			22,455
Other assets, less allowance for loan and lease losses	107,863			83,712

Total assets	$978,967			$744,602

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$31,012	$48	0.31%	$23,672	$69	0.59%
NOW and money market deposit accounts	194,768	809	0.84	144,322	586	0.82
Consumer CDs and IRAs	84,179	1,154	2.76	68,228	1,437	4.25
Negotiable CDs, public funds and other time deposits	5,338	140	5.28	8,281	61	1.49

Total domestic interest-bearing deposits	315,297	2,151	1.37	244,503	2,153	1.78

Foreign interest-bearing deposits(3):
Banks located in foreign countries	18,950	458	4.86	15,189	167	2.21
Governments and official institutions	5,220	42	1.60	2,090	14	1.37
Time, savings and other	25,468	84	0.67	18,643	118	1.27

Total foreign interest-bearing deposits	49,638	584	2.37	35,922	299	1.68

Total interest-bearing deposits	364,935	2,735	1.51	280,425	2,452	1.76

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	223,238	1,777	1.60	137,964	967	1.41
Trading account liabilities	33,082	632	3.84	36,745	624	3.42
Long-term debt(4)	87,623	1,054	2.41	68,167	1,103	3.24

Total interest-bearing liabilities(2)	708,878	6,198	1.76	523,301	5,146	1.98

Noninterest-bearing sources:
Noninterest-bearing deposits	138,755			115,162
Other liabilities	60,358			56,302
Shareholders’ equity	70,976			49,837

Total liabilities and shareholders’ equity	$978,967			$744,602

Net interest spread			2.97			3.07
Impact of noninterest-bearing sources			0.29			0.35

Net interest income/yield on earning assets		$13,721	3.26%		$10,885	3.42%

(1)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.

(2)	Interest income includes the impact of interest rate risk management contracts, which increased interest income on the underlying assets $1,373 and $1,163 in the six months ended June 30, 2004 and 2003, respectively. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $516 and $74 in the six months ended June 30, 2004 and 2003, respectively. These amounts were substantially offset by corresponding decreases in the interest paid on the underlying liabilities.

(3)	Primarily consists of time deposits in denominations of $100,000 or more.

(4)	Includes long-term debt related to trust preferred securities.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Business Segment View

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Consumer and Small Business Banking Segment Results(1)

(Dollars in millions)

	Year-to-Date		Quarterly
	2004	2003	2 Qtr 04	1 Qtr 04	4 Qtr 03	3 Qtr 03	2 Qtr 03
Key Measures
Total revenue(2)	$12,231	$9,981	$7,149	$5,082	$5,317	$5,540	$5,224
Provision for credit losses	1,097	822	661	436	447	408	405
Net income	3,121	2,566	1,910	1,211	1,416	1,669	1,408
Shareholder value added	1,867	2,013	1,036	831	1,087	1,378	1,130
Return on average equity	24.01%	45.11%	20.74%	31.95%	42.56%	55.88%	49.19%
Efficiency ratio(2)	50.64	50.99	48.54	53.58	50.75	45.82	49.54
Selected Average Balance Sheet Components
Total loans and leases	$122,119	$91,575	$145,830	$98,408	$95,412	$92,511	$91,497
Total deposits	290,978	233,554	339,569	242,386	248,187	246,074	236,625
Total earning assets	297,265	233,372	347,454	247,077	250,994	247,731	236,630
Period End (in billions)
Mortgage servicing portfolio	$253.3	$249.6	$253.3	$247.6	$246.5	$245.9	$249.6
Mortgage originations:
Retail	19.2	28.2	19.2	14.1	11.7	30.0	28.2
Wholesale	9.3	12.2	9.3	9.8	6.7	9.5	12.2

(1)	Consumer and Small Business major subsegments are Consumer Banking, Consumer Products, and Small Business.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Consumer Customer Growth Momentum

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 11.2 million subscribers. This represents an active customer penetration rate of 47.7%.

Bank of America uses a strict Active User standard - customers must have used our online services within the last 90 days.

4.5 million active bill pay users paid $21.1 billion worth of bills this quarter. The number of customers who sign up and use Bank of America's Bill Pay Service continues to far surpass that of any other financial institution.

Currently, approximately 300 companies are presenting 9.8 million e-bills per quarter.

Results for 2nd quarter 2004 include Fleet.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Consumer Credit Card Results

Included within Consumer Products

(Dollars in millions)

	Year-to-Date		Quarterly
	2004	2003	2 Qtr 04	1 Qtr 04	4 Qtr 03	3 Qtr 03	2 Qtr 03
Key Measures

Outstandings:
Held (Period end)	$42,195	$27,419	$42,195	$36,087	$34,814	$30,993	$27,419
Managed (Period end)	51,990	30,807	51,990	37,296	36,596	33,631	30,807
Held (Average)	39,240	25,451	43,177	35,303	32,734	29,113	26,211
Managed (Average)	44,996	29,567	53,136	36,855	34,783	32,225	29,970
Managed Income Statement:
Total revenue	$3,192	$2,011	$1,954	$1,238	$1,196	$1,134	$1,044
Provision for credit losses	1,226	882	760	466	555	539	473
Noninterest expense	891	545	553	338	312	270	274

Income before income taxes	$1,075	$584	$641	$434	$329	$325	$297

Shareholder Value Added	$542	$264	$338	$204	$152	$150	$135

Credit Quality:
Held:
Charge-offs $	$1,028	$701	$585	$443	$423	$390	$378
Charge-offs %	5.31%	5.56%	5.45%	5.05%	5.12%	5.32%	5.78%
Managed:
Losses $	$1,239	$807	$776	$463	$451	$433	$429
Losses %	5.54%	5.50%	5.88%	5.05%	5.14%	5.33%	5.74%
Managed Delinquency %:
30+	3.80%	3.99%	3.86%	3.75%	3.93%	3.84%	3.99%
90+	1.79	1.81	1.76	1.81	1.77	1.76	1.80

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Commercial Banking Segment Results(1)

(Dollars in millions)

	Year-to-Date		Quarterly
	2004	2003	2 Qtr 04	1 Qtr 04	4 Qtr 03	3 Qtr 03	2 Qtr 03
Key Measures
Total revenue(2)	$2,945	$2,203	$1,741	$1,204	$1,229	$1,190	$1,144
Provision for credit losses	33	238	6	27	98	122	116
Net income	1,106	694	642	464	428	417	378
Shareholder value added	366	280	59	307	211	207	173
Return on average equity	15.78%	17.96%	11.60%	31.42%	21.20%	21.36%	19.78%
Efficiency ratio(2)	39.83	40.19	41.04	38.08	39.18	36.05	38.44

Selected Average Balance Sheet Components
Total loans and leases	$117,805	$92,518	$139,032	$96,577	$94,996	$93,451	$93,598
Total deposits	47,120	30,122	59,605	34,636	34,053	31,505	30,751
Total earning assets	122,661	96,623	144,612	100,709	99,734	98,531	97,897

(1)	Commercial Banking major subsegments are Commercial Banking, Real Estate Banking and Other Commercial.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Global Corporate and Investment Banking Segment Results(1)

(Dollars in millions)

	Year-to-Date		Quarterly
	2004	2003	2 Qtr 04	1 Qtr 04	4 Qtr 03	3 Qtr 03	2 Qtr 03
Key Measures
Total revenue(2)	$4,793	$4,337	$2,630	$2,163	$1,937	$2,066	$2,113
Provision for credit losses	(120)	337	(21)	(99)	(83)	50	89
Net income	892	847	429	463	512	435	413
Shareholder value added	409	367	145	264	301	213	177
Return on average equity	19.57%	18.93%	15.91%	24.86%	25.94%	21.00%	18.78%
Efficiency ratio(2)	73.81	61.90	76.12	71.00	65.65	66.59	65.74
Selected Average Balance Sheet Components
Total loans and leases	$33,521	$40,931	$38,125	$28,917	$31,034	$33,805	$38,475
Total deposits	75,081	67,024	81,060	69,102	62,998	67,368	66,809
Total earning assets	273,701	220,936	283,125	270,615	250,629	262,307	223,454

(1)	Global Corporate and Investment Banking offers clients a comprehensive range of global capabilities through three subsegments: Global Investment Banking, Global Credit Products and Global Treasury Services.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Global Corporate & Investment Banking Strategic Progress Continues

Significant US market share gains

Banc of America Securities increased market share in leveraged loans, mergers & acquisitions, high yield, syndicated loans, public finance, and convertible debt while maintaining its position in mortgage-backed securities.

•	Top in leveraged loans at 22.6% market share

•	#2 syndicated lender, ranked by dollar volume, with 20% market share

•	#1 syndicated lender, ranked by # of deals

•	Convertible debt earned the #3 position with 10.2% market share

•	High yield debt market share increased over YTD03, from 9% to 11.8%

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Wealth and Investment Management Segment Results(1)

(Dollars in millions)

	Year-to-Date		Quarterly
	2004	2003	2 Qtr 04	1 Qtr 04	4 Qtr 03	3 Qtr 03	2 Qtr 03
Key Measures
Total revenue(2)	$2,608	$1,894	$1,513	$1,095	$1,213	$972	$987
Provision for credit losses	2	5	11	(9)	7	(1)	5
Net income	643	567	392	251	435	265	300
Shareholder value added	286	340	172	114	298	147	186
Return on average equity	18.57%	26.31%	18.03%	19.49%	33.88%	23.70%	27.73%
Efficiency ratio(2)	61.15	52.43	58.66	64.59	44.47	58.34	51.50
Selected Average Balance Sheet Components
Total loans and leases	$41,270	$37,945	$44,107	$38,434	$37,660	$37,159	$37,617
Total deposits	70,768	50,288	77,069	64,467	59,784	55,503	51,892
Total earning assets	74,125	52,213	81,160	67,091	62,815	57,839	53,921
Period End (in billions)
Assets under management	$439.6	$314.9	$439.6	$337.2	$335.7	$318.1	$314.9
Client brokerage assets	144.9	90.6	144.9	91.0	88.8	90.7	90.6
Assets in custody	105.2	47.9	105.2	50.6	49.9	47.3	47.9

Total client assets	$689.7	$453.4	$689.7	$478.8	$474.4	$456.1	$453.4

(1)	Wealth and Investment Management includes four primary subsegments: Columbia Management Group, Private Bank, Brokerage and Premier Banking.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Corporate Other Results(1)

(Dollars in millions)

	Year-to-Date		Quarterly
	2004	2003	2 Qtr 04	1 Qtr 04	4 Qtr 03	3 Qtr 03	2 Qtr 03
Key Measures
Total revenue(2)	$301	$425	$158	$143	$98	$155	$318
Provision for credit losses	401	203	132	269	114	72	157
Net income(3)	768	488	476	292	(65)	136	239
Shareholder value added	68	(446)	179	(111)	(454)	(321)	(252)
Selected Average Balance Sheet Components
Total loans and leases	$120,903	$85,014	$130,064	$111,741	$111,969	$100,362	$89,092
Total deposits	19,743	14,599	25,002	14,484	13,817	14,119	19,230
Total earning assets	272,819	181,085	311,496	234,144	192,423	183,799	200,253

Corporate Other Sub-Segment Results

	Year-to-Date		Quarterly
	2004	2003	2 Qtr 04	1 Qtr 04	4 Qtr 03	3 Qtr 03	2 Qtr 03
Key Measures
Latin America(4)
Total revenue(3)	$278	$32	$269	$9	$9	$10	$13
Provision for credit losses	51	52	(6)	57	25	12	82
Net income	33	(20)	66	(33)	(14)	(4)	(47)
Shareholder value added	(10)	(39)	22	(32)	(21)	(12)	(57)
Equity Investments
Total revenue(2)	($19)	($118)	$0	($19)	($55)	($79)	($11)
Provision for credit losses	—	4	—	—	21	—	3
Net income	(47)	(113)	(17)	(30)	(66)	(68)	(28)
Shareholder value added	(182)	(226)	(97)	(85)	(125)	(126)	(85)

(1)	Corporate Other consists primarily of gains and losses associated with managing the balance sheet of the Corporation, Latin America operations, Equity Investments, certain consumer finance and commercial lending businesses being liquidated, and certain residential mortgages originated by the mortgage group or otherwise acquired and held for asset/liability management purposes.

(2)	Fully taxable-equivalent basis

(3)	Includes merger and restructuring charges, net of taxes, of $83 in year-to-date 2004 and 2Q04.

(4)	Excludes Mexico, which is included in Global Corporate and Investment Banking.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Outstanding Loans and Leases

(Dollars in millions)

	June 30 2004	December 31 2003	Increase (Decrease) from 12/31/03
Commercial - domestic	$121,317	$91,491	$29,826
Commercial - foreign	18,256	10,754	7,502
Commercial real estate - domestic	30,519	19,043	11,476
Commercial real estate - foreign	436	324	112
Commercial lease financing	20,379	9,692	10,687

Total commercial	190,907	131,304	59,603

Residential mortgage	173,600	140,513	33,087
Home equity lines	42,315	23,859	18,456
Direct/Indirect consumer	39,252	33,415	5,837
Consumer finance(1)	7,873	7,558	315
Credit card	44,534	34,814	9,720

Total consumer	307,574	240,159	67,415

Total	$498,481	$371,463	$127,018

(1)	Includes foreign consumer of $3,268 and $1,969 and consumer lease financing of $867 and $1,684 at June 30, 2004 and December 31, 2003, respectively.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Commercial Utilized Credit Exposure by Industry(1)

(Dollars in millions)

	June 30, 2004	December 31, 2003	% Increase (Decrease) from 12/31/03
Real estate	$36,668	$22,228	65%
Retailing	23,442	15,152	55
Diversified financials	21,869	20,427	7
Banks	18,924	25,088	(25)
Individuals and trusts	16,888	14,307	18
Education and government	16,011	13,919	15
Materials	13,736	8,860	55
Consumer durables and apparel	12,718	8,313	53
Leisure and sports, hotels and restaurants	12,644	10,099	25
Transportation	12,282	9,355	31
Health care equipment and services	12,122	7,064	72
Capital goods	11,785	8,244	43
Food, beverage and tobacco	11,067	9,134	21
Commercial services and supplies	10,924	7,206	52
Energy	7,151	4,348	64
Media	7,082	4,701	51
Utilities	5,815	5,012	16
Insurance	5,487	3,638	51
Religious and social organizations	5,247	4,272	23
Food and staples retailing	3,344	1,837	82
Technology hardware and equipment	3,313	1,941	71
Telecommunication services	2,801	2,526	11
Software and services	2,451	1,655	48
Automobiles and components	1,599	1,326	21
Pharmaceuticals and biotechnology	998	466	114
Household and personal products	367	302	22
Other	6,915	1,474	369

Total	$283,650	$212,894	33

(1)	Includes commercial loans and leases, commercial letters of credit, standby letters of credit and financial guarantees as well as the mark-to-market exposure for derivatives.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Nonperforming Assets

(Dollars in millions)

	2Q04	1Q04	4Q03	3Q03	2Q03
Commercial - domestic	$1,246	$1,229	$1,388	$1,746	$2,170
Commercial - foreign	503	331	578	756	1,040
Commercial real estate - domestic	127	113	140	154	154
Commercial real estate - foreign	37	2	2	3	2
Commercial lease financing	257	66	127	114	95

Total commercial	2,170	1,741	2,235	2,773	3,461

Residential mortgage	537	486	531	563	618
Home equity lines	42	35	43	42	55
Direct/Indirect consumer	31	31	28	32	33
Consumer finance	99	61	36	19	20

Total consumer	709	613	638	656	726

Total nonperforming loans and leases	2,879	2,354	2,873	3,429	4,187
Nonperforming securities	156	—	—	—	—
Foreclosed properties	144	131	148	228	243

Total nonperforming assets(1)	$3,179	$2,485	$3,021	$3,657	$4,430

Loans past due 90 days or more and still accruing	$939	$795	$860	$788	$726
Nonperforming assets / Total assets	0.31%	0.30%	0.41%	0.50%	0.58%
Nonperforming assets / Total loans, leases and foreclosed properties	0.64	0.66	0.81	0.98	1.23
Nonperforming loans and leases / Total loans and leases	0.58	0.63	0.77	0.92	1.16
Allowance for credit losses:
Allowance for loan and lease losses	$8,767	$6,080	$6,163	$6,258	$6,366
Reserve for unfunded lending commitments	486	401	416	458	475

Total	$9,253	$6,481	$6,579	$6,716	$6,841

Allowance for loan and lease losses / Total loans and leases	1.76%	1.62%	1.66%	1.68%	1.77%
Allowance for loan and lease losses / Total nonperforming loans and leases	305	258	215	183	152
Commercial Criticized Exposure	$13,420	$10,401	$12,650	$15,059	$17,368
Commercial Criticized Exposure / Commercial Utilized Exposure	4.73%	4.94%	5.94%	7.10%	8.00%

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	Balances do not include $103, $82, $202, $82 and $98 of nonperforming assets included in other assets at June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003 and June 30, 2003, respectively.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Quarterly Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	2Q04		1Q04		4Q03		3Q03		2Q03
	Amt.	Ratio	Amt.	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio
Commercial - domestic	$72	0.23%	$49	0.22%	$93	0.41%	$163	0.72%	$210	0.88%
Commercial - foreign	72	1.59	106	3.98	76	2.60	58	1.84	53	1.58
Commercial real estate - domestic	(5)	(0.07)	(2)	(0.05)	9	0.18	13	0.26	10	0.21
Commercial lease financing	(3)	(0.06)	4	0.17	0	0.00	40	1.61	11	0.44

Total commercial	136	0.28	157	0.48	178	0.54	274	0.82	284	0.82

Residential mortgage	12	0.03	11	0.03	13	0.04	14	0.04	11	0.04
Home equity lines	4	0.04	4	0.07	(3)	(0.04)	2	0.02	6	0.11
Direct/Indirect consumer	50	0.50	48	0.56	48	0.57	39	0.47	38	0.47
Consumer finance(1)	32	1.59	48	2.60	55	2.80	46	2.18	47	2.04
Credit card	585	5.45	443	5.05	423	5.12	390	5.32	378	5.78
Other consumer - domestic	10	n/m	9	n/m	11	n/m	11	n/m	8	n/m

Total consumer	693	0.92	563	0.93	547	0.91	502	0.89	488	0.93

Total net charge-offs	$829	0.67	$720	0.77	$725	0.77	$776	0.86	$772	0.88

By Business Segment:
Consumer & small business banking	$632	1.71	$499	2.05%	$485	2.02%	$453	1.94%	$432	1.90%
Wealth & investment management	(4)	(0.04)	6	0.06	(1)	(0.01)	5	0.06	6	0.06
Commercial banking	24	0.07	62	0.26	75	0.31	123	0.52	98	0.42
Global corporate & investment banking	70	0.58	89	0.96	50	0.50	96	0.90	121	1.00
Corporate other	107	0.38	64	0.25	116	0.44	99	0.43	115	0.58

Total net charge-offs	$829	0.67	$720	0.77	$725	0.77	$776	0.86	$772	0.88

Loans are classified as domestic or foreign based upon the domicile of the borrower.

n/m = not meaningful

(1)	Includes lease financing of $5, $10, $10, $12, and $14 for the quarters ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, and June 30, 2003, respectively.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Selected Emerging Markets (1)

(Dollars in billions)	Loans and Loan Commitments	Other Financing (2)	Derivative Assets	Debt Securities/ Other Investments (3,4)	Total Cross- border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Foreign Exposure June 30, 2004	Increase/ (Decrease) from December 31, 2003
Region/Country
Asia
Hong Kong (7)	$0.2	$0.0	$0.1	$0.1	$0.4	$0.5	$0.9	$0.0
India	0.6	0.1	0.2	0.3	1.2	0.6	1.8	0.2
Singapore	0.2	0.1	0.1	0.1	0.5	0.0	0.5	(0.1)
South Korea	0.3	0.8	0.0	0.2	1.3	0.2	1.5	(0.1)
Taiwan	0.3	0.5	0.1	0.0	0.9	0.0	0.9	0.4
Other Asia (8)	0.2	0.1	0.0	0.4	0.7	0.3	1.0	0.1

Total	1.8	1.6	0.5	1.1	5.0	1.6	6.6	0.5

Central and Eastern Europe (8)	0.0	0.0	0.0	0.2	0.2	0.0	0.2	(0.1)

Latin America
Argentina (9)	0.4	0.1	0.0	0.1	0.6	0.0	0.6	0.3
Brazil (9)	1.4	0.3	0.0	0.1	1.8	1.7	3.5	2.8
Chile	0.3	0.1	0.0	0.0	0.4	0.7	1.1	1.0
Mexico (10)	0.7	0.2	0.1	2.1	3.1	0.1	3.2	0.4
Other Latin America (8)	0.4	0.2	0.1	0.2	0.9	0.3	1.2	0.5

Total	3.2	0.9	0.2	2.5	6.8	2.8	9.6	5.0

Total	$5.0	$2.5	$0.7	$3.8	$12.0	$4.4	$16.4	$5.4

(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Asia excluding Japan, Australia and New Zealand; all countries in Latin America excluding Cayman Islands and Bermuda; and all countries in Central and Eastern Europe excluding Greece.

(2)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.

(3)	Amounts outstanding for Other Asia and Other Latin America have been reduced by $13 million and $178 million, respectively, at June 30, 2004 and $13 million and $173 million, respectively, at December 31, 2003. Such amounts represent the fair value of U.S. Treasury securities held as collateral outside the country of exposure.

(4)	Cross-border resale agreements are presented based on the domicile of the counterparty because the counterparty has the legal obligation for repayment. For regulatory reporting under in which the claim is denominated, consistent with FFIEC reporting rules. reporting under Federal Financial Institutions Examinations Council (FFIEC) guidelines, cross-border resale agreements are presented based on the domicile of the issuer of the securities that are held as collateral.

(5)	Cross-border exposure includes amounts payable to the Corporation by borrowers with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting rules.

(6)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Management nets local funding or liabilities against local exposures as allowed by the FFIEC. Total amount of local country exposure funded by local liabilities at June 30, 2004 in Latin America and Asia was $7.9 billion and $5.5 billion, respectively, of which $3.6 billion was in Brazil, $1.4 billion in Argentina, $1.0 billion in Chile, $3.2 billion in Hong Kong and $1.0 billion in Singapore. There were no other counties with local country exposure funded by local liabilities greater than $1.0 billion.

(7)	Local country exposure net of local liabilities to Hong Kong consisted of $0.5 billion of commercial exposure at June 30, 2004 compared to $0.6 billion of commercial exposure at December 31, 2003. The commercial exposure was primarily to local clients and was diversified across many industries.

(8)	Other Asia, Central and Eastern Europe and Other Latin America include countries with total foreign exposure of less than $0.5 billion.

(9)	The Corporation has certain risk mitigation instruments associated with Brazil and Argentina exposure, including insurance contracts, other trade-related transfer risk mitigation and third party funding. Ability to file a claim under insurance policies may vary with the country's current political and economic environment.

Risk Mitigation	Argentina	Brazil
Total foreign exposure, June 30, 2004	$0.6	$3.5
Less: Insurance contracts	0.2	0.5
Other trade-related transfer risk mitigation	—	1.0
Third party funding	—	0.2

Total foreign exposure net of mitigation, June 30, 2004	$0.4	$1.8

(10)	Includes $1.8 billion related to Grupo Financiero Santander Serfin acquired in the first quarter of 2003.

Current period information includes the FleetBoston acquisition; prior periods have not been restated.